SunTrust Banks, Inc. BancAnalysts Association of Boston Conference November 5, 2009 Mark A. Chancy Chief Financial Officer Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q,
and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding (i) future levels of net interest margin, charge-offs, provision expense, asset quality, non-interest expense and income, (ii)
future composition of and pricing within our loan and securities portfolios, and (iii) future performance of our commercial and commercial real estate portfolios, are forward-looking statements.  Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goal,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as
“may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events.  Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-
looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation, or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 (“EESA”) and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding;
consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks;
hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. LARGE DIVERSIFIED FRANCHISE II. SOLID CAPITAL STRUCTURE III. RELATIVE CREDIT STRENGTH IV. GROWTH INITIATIVES Table of Contents V. APPENDIX

3
•
Generating momentum
with revenue initiatives
•
Improving efficiency and
productivity
•
Continuing to optimize
balance sheet and
business mix
Investment Thesis
Large Diversified Franchise
•
Attractive geographic profile in
valuable markets
•
High market share in core
markets
•
One of the nation’s largest banks
•
Diversified business mix
Growth Initiatives
Stable Base of Operations Provides Foundation for Future Growth
•
Diversified loan portfolio
•
Significant loan loss
reserves
•
Conservative commercial
portfolios
Solid Capital Structure
Relative Credit Strength
•
Completed capital
actions created superior
capitalization
•
Diversified funding with
large, stable deposit
base

4
Best Footprint in Banking
Projected Population Growth
4
1. Source: SNL Financial, as of June 30, 2009 based on MSAs
2. At 9/30/09
3. Source: SNL Financial, projected household income change, 2009-2014
4. Source: SNL Financial, five-year population growth, 2009-2014
SunTrust Footprint
Attractive Geographic Profile In Higher Growth Markets
1.4%
2.6%
3.7%
4.3%
4.3%
4.6%
5.4%
6.1%
6.5%
7.2%
8.1%
PNC
KEY
FITB
COF
JPM
USB
RF
BAC
BBT
WFC
STI
U.S. Average Growth:
4.6%
•
Ranked top 3 in 20 of the top 25 SunTrust markets;
– Top 25 represents 85% of total MSA deposits
– Top 25 average deposit market share is 14%
• 1,690 branches serving communities with attractive overall growth prospects
• Projected household income growth is above the U.S. average
I. LARGE DIVERSIFIED FRANCHISE

1

165 BB&T 9
2,041 JPMorgan Chase 2
1,889 Citigroup 3
1,229 Wells Fargo 4
140 Regions 10
169 Capital One 8
173 SunTrust 7
265 U.S. Bancorp 6
271 PNC Financial 5
$2,251 Bank of America 1
$B Company
U.S.
Rank
1.  Source: SNL Financial, November 2, 2009; excludes custody/processor and non-traditional banks
2.  Source: SNL Financial, September 30, 2009
Deposits
Significant Scale
Assets Branches
1,358 Fifth Third 9
6,153 Bank of America 2
5,149 JPMorgan Chase 3
2,907 U.S. Bancorp 4
1,052 Citigroup 10
1,690 SunTrust 8
1,861 BB&T 7
1,882 Regions 6
2,675 PNC Financial 5
6,785 Wells Fargo 1
# Company
U.S.
Rank
SunTrust is a Top 10 U.S. Bank
170 U.S. Bancorp 6
95 Regions 10
868 JPMorgan Chase 2
833 Citigroup 3
797 Wells Fargo 4
115 Capital One 9
115 BB&T 8
119 SunTrust 7
184 PNC Financial 5
$975 Bank of America 1
$B Company
U.S.
Rank
I. LARGE DIVERSIFIED FRANCHISE
1 2 2

Household
Lending
Diversified Business Mix
Retail &
Commercial
Corporate and
Investment
Banking
Wealth &
Investment
Management
Scope
of
Operations
Market
Focus
- National
- Full line of
investment banking
products and
services
- Middle Market:
$100MM-$750MM
- Corporate Banking:
>$750MM
- Investment banking
sales to commercial and
W&IM clients
- National
- Full array of private
wealth management
and institutional
solutions including
personal and
institutional
investment
management
- AUA = $200B
- Individuals and families
in need of private
wealth management
including banking, trust,
brokerage and asset
management solutions
- Organizations in need
of institutional
administrative and
investment solutions
- National
- Residential
mortgages,
consumer lending
- Ranked #6 in total
mortgage
origination volume
- Mortgage servicing
portfolio of
$177.6B
- Prime-based platform,
~99% of 3Q 2009
originations for sale
were agency
- 53% of production in
3Q 2009 was retail
originated
1.
For the six months ending June 30, 2009, Inside Mortgage Finance, 7/31/09
2. As of 9/30/09
3. Full-service branches
- SunTrust footprint
- 1,690 branches
- 2,807 ATMs
- Over 800
Relationship
Managers
- Retail clients in
SunTrust footprint
- Business clients in
SunTrust footprint with
revenues <$100MM
- Government and not-
for-profit enterprises
- Commercial and
residential developers
& investors
I. LARGE DIVERSIFIED FRANCHISE
2,3
2
2
2
2
1

5.83%
11.02%
8.02%
14.15%
$46.03
$28.15
7.34%
12.23%
9.11%
15.31%
$36.16
$23.41
7.49%
12.58%
9.31%
15.92%
$36.06
$23.35
3Q 2009                 2Q 2009               1Q 2009
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
Total Capital Ratio
Book Value per Share
Tangible Common Book Value per Share
Capital Ratios
II. SOLID CAPITAL STRUCTURE
1. TARP preferred included in Tier 1 ratio contributes 3.27% to the 9/30/09 Tier 1 capital ratio, 3.12% at 6/30/09, and 3.00% at 3/31/09
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
1
2

Funding Profile
$174 Billion
$165 Billion
September 30, 2009
Core Deposits 69%
Other Deposits 3%
Short-Term Borrowings 3%
Long-Term Borrowings 11%
Capital 14%
June 30, 2006
Core Deposits 57%
Other Deposits 15%
Short-Term Borrowings  8%
Long-Term Borrowings 10%
Capital 10%
Large, Stable Deposit Base Primary Source of Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Diversified Sources of Funding
II. SOLID CAPITAL STRUCTURE
1
1

Consumer
11% Commercial
29%
Residential
Mortgages
27%
Home Equity
Lines
14%
Commercial
Real Estate
13%
Construction
6%
Home Equity
Lines
18%
Consumer
7%
Residential
Mortgages
39%
Commercial
20%
Construction
16%
Diversified Credit Profile
Construction
29%
Commercial
11%
Consumer
1%
Commercial
Real Estate
6%
Home Equity
Lines
5%
Residential
Mortgages
48%
Nonaccrual Loans 9/30/09
3Q 2009 Net Charge-Offs
Loan Portfolio 9/30/09
Diversified Credit Profile and Strong Credit Culture
1
1. Consumer includes credit card portfolio of $1.0 billion, with net charge-offs of $23 million
III. RELATIVE CREDIT STRENGTH
1

10 3.33% 1.24% 1.72% 1.97% 2.59% 1.81% 1.52% 1.76% 1.54% 1.52% 3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 Net Charge-Offs 30-89 Days Past Due III. RELATIVE CREDIT STRENGTH Credit Trends

Building The Allowance For Loan & Lease Losses
III. RELATIVE CREDIT STRENGTH
($ in millions)
Reserve Building and Early Stage Delinquency Trends
$0
$100
$200
$300
$400
$500
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
0.70%
0.90%
1.10%
1.30%
1.50%
1.70%
1.90%
Net Additions to ALLL 30-89 Day Delinquency

Allowance to Nonperforming Loan Review
ALLL Coverage of NPLs Increases to 109% When Adjusted for NPLs Previously Written Down and
Impaired Loans With Specific Reserve Allocations
ALLL / NPL Coverage Ratio
20%
57%
109%
32%
Base ALLL/NPL
Coverage
Res Mtg Previously
Written Down
Impaired CML Loans
With Specific
Reserves
Adjusted ALLL/NPL
Coverage
III. RELATIVE CREDIT STRENGTH
($ in millions, period end balances)
IMPAIRED COMMERCIAL LOANS WITH SPECIFIC RESERVES
3Q 2009
9/30/09
9/30/09 FAS114 Cumulative
Balance Reserve Charge-Offs Implied Severity
Corporate and Investment Banking $273 $55 $176 52%
Commercial 1,013 202 147 30%
Wealth & Investment Management 15 -            2 10%
Commercial FAS 114 Portfolio $1,301 $258 $326 36%
1 2
Base ALLL/NPL coverage ratio excludes $108 million in nonaccrual loans held at fair value
Adjustments include reducing the denominator of the ratio for the carrying value of residential mortgages previously written-down and those not requiring a write-down (Appendix slide 26), and a $277 million reduction in the numerator for reserves attributed to these nonperforming loans for lower collateral values that have occurred since the FFIEC write-down at 180 DPD
1.
2.

C&I Portfolio
40%
34%
1%
11%
5%
6%
3%
Unsecured: 40%
Receivables: 34%
Assignments of Contracts and Intangibles:11%
Deposits, CSV, Securities, Letters of Credit: 5%
Equipment (Business/Commercial): 6%
Inventory: 3%
Residential Property: 1%
38%
34%
28%
Mid-Atlantic Group
Central Group
Florida Group
1.   Excludes leasing portfolio
2.   Excludes large corporate client portfolio and leasing portfolio
Well Diversified C & I Portfolio
14%
12%
11%
10%
9%
8%
7%
7%
7%
6%
6%
4%
Consumer Products & Svcs: 14%
Retailing: 12%
Gov, Relig. & Non Profit:11%
Div. Fin. & Ins: 10%
Energy & Utilities: 9%
Health Care & Pharma: 8%
Div. Com. Svcs: 7%
Other: 7%
Capital Goods: 7%
Real Estate: 6%
Media & Telecom: 6%
Materials: 4%
Client Segment
Geography
Collateral Type
Industry Group
32%
16%
8%
5%
39%
Commercial
Large Corporate
Leasing
Wealth Management
Small Business
III. RELATIVE CREDIT STRENGTH
1
1
2

Central
Group
33%
Mid-Atlantic
Group
44%
National
5%
Florida
Group
18%
Investor
Owned
41%
Owner
Occupied
59%
41% Investor Owned Portfolio is Well Diversified
Commercial Real Estate Portfolio
Geography
4,764
1,240
54
18 12
0
1,000
2,000
3,000
4,000
5,000
<$1MM $1MM-
10MM
$10MM-
20MM
$20MM-
30MM
>$30MM
# of Loans
$1.0 Million Avg Loan Size
Granularity
Retail
24%
Office
20%
Multifamily
18%
Warehouse/
Industrial
15%
Special Purpose
Real Estate
15%
Hotels/
Motels
8%
Property Type
III. RELATIVE CREDIT STRENGTH

Commercial-Related Loan Growth
Source: SNL
Peer Group: BB&T, Capital One, Comerica, Fifth Third, KeyCorp, M&T, Marshall & Ilsley, PNC, Regions, US Bancorp, and Wells Fargo
III. RELATIVE CREDIT STRENGTH
Late-Cycle Annual Growth in C&I, CRE and Construction Is Well Below Peer Group
SunTrust Peer Group
Commercial Real Estate
3.7%
13.1%
1.6%
1.3%
18.6%
3.9%
0.0%
5.0%
10.0%
15.0%
20.0%
2005 2006 2007
Construction and Land Development
11.4%
41.2%
38.1%
-0.8%
25.8%
40.8%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2005 2006 2007
C&I
9.9%
12.4%
20.8%
3.1%
-5.6%
7.2%
-10.0%
0.0%
10.0%
20.0%
30.0%
2005 2006 2007

Historical Net Charge-Off Ratio
Construction and Land Development
0.18%
0.50%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
SunTrust Peer Average
Commerical Real Estate
0.06%
0.18%
0.00%
0.05%
0.10%
0.15%
0.20%
SunTrust Peer Average
III. RELATIVE CREDIT STRENGTH
C&I
0.54%
0.77%
0.00%
0.20%
0.40%
0.60%
0.80%
SunTrust Peer Average
1. 10-year timeframe: 1999-2008
Source: SNL
Peer Group: BB&T, Capital One, Comerica, Fifth Third, KeyCorp, M&T, Marshall & Ilsley, PNC, Regions, US Bancorp, and Wells Fargo
1
SunTrust’s 10-Year Average Annual C&I, CRE and Construction NCO % Is Well Below Peer Average

•
Generating momentum
with revenue initiatives
•
Improving efficiency and
productivity
•
Continuing to optimize
balance sheet and
business mix
Investment Thesis
Large Diversified Franchise
•
Attractive geographic profile in
valuable markets
•
High market share in core
markets
•
One of the nation’s largest banks
•
Diversified business mix
Growth Initiatives
Stable Base of Operations Provides Foundation for Future Growth
•
Diversified loan portfolio
•
Significant loan loss
reserves
•
Conservative commercial
portfolios
Solid Capital Structure
Relative Credit Strength
•
Completed capital
actions created superior
capitalization
•
Diversified funding with
large, stable deposit
base

Growth Initiatives
Continuing to Optimize
Balance Sheet and
Business Mix
Improving Efficiency and Productivity
1. Includes approximately 1,500 positions transitioned to a third party provider contracted for certain check and related processing operations
2. Includes additions to the unfunded commitment reserves, operating losses, credit and collections, other real estate, additions to Mortgage re-insurance reserves and FDIC expense
IV. GROWTH INITIATIVES
• $10.6 billion, or 67%,
reduction in average brokered
and foreign deposits versus
3Q 2008
• Increased securities portfolio
and opportunistically
repositioned MBS position in
3Q 2009
• $6.4 billion, or 46%, reduction
in construction loan portfolio
from December 2007 to
September 2009
• $1.1 billion, or 28%, increase
in consumer direct loan
portfolio from December 2007
to September 2009
• Delivered over $600 million in
run-rate expense savings in
2009, or 11% of 2006
noninterest expense base
• Full-time equivalent employees
reduced by 5,500, or 16%,
versus year end 2006
• Office space reduced by over
20%
• Economically sensitive
noninterest expenses have
increased over $200 million in
3Q 2009 from 3Q 2006; these
expenses will decline over
time
Improving
Efficiency and
Productivity
Generating
Momentum with
Revenue Initiatives
• Mortgage production volume up
43% year-to-date versus last
year
• Retail checking households up
over 4% versus last year driven
in part by improved front line
execution, innovative new
products, and increased
consumer awareness
• Average consumer and
commercial deposits increased
$14 billion, or 14%, in 3Q 2009
versus 3Q 2008
• Increasing risk-adjusted loan
margin with goal of 15-25 basis
point improvement over next
two years
1
2

SunTrust Banks, Inc. BancAnalysts Association of Boston Conference November 5, 2009 Mark A. Chancy Chief Financial Officer

20 Appendix

V. APPENDIX
($ in thousands, except per share data)
Reconciliation of Non GAAP Measures
September 30
June 30 September 30
2009 2009 2008
Total shareholders' equity                $22,908,284 $22,953,158 $18,069,378
Goodwill, net of deferred taxes                     (6,204,954) (6,213,243) (7,062,869)
Other intangible assets including MSRs, net of deferred taxes (1,559,765) (1,468,209) (1,328,055)
MSRs 1,422,716 1,322,322 1,150,013
Tangible equity              16,566,281            16,594,028            10,828,467
Preferred stock (4,911,416)             (4,918,863)             (500,000)
Tangible common equity
$11,654,865
$11,675,165 $10,328,467
Total assets                 $172,717,747 $176,734,971 $174,776,760
Goodwill
(6,314,382)
(6,314,382) (7,062,869)
Other intangible assets including MSRs
(1,604,136)
(1,517,483) (1,389,965)
MSRs
1,422,716
1,322,322 1,150,013
Tangible assets                 $166,221,945 $170,225,428 $167,473,939
Tangible equity to tangible assets 9.96% 9.75% 6.47%
Tangible book value per common share
$23.35
$23.41 $29.18
Three Months Ended